SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                Date of Report
                (Date of earliest
                event reported):        January 29, 2002


                            Regal-Beloit Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-7283                     39-0875718
---------------                  ---------------             -----------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



                 200 State Street, Beloit, Wisconsin 53511-6254
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 364-8800
                          -----------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
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          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.  The following exhibit is being filed herewith:
                --------

                (99) Press Release of Regal-Beloit Corporation, dated
                     January 29, 2002.

Item 9.   Regulation FD Disclosure.
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          On January 29, 2002, Regal-Beloit Corporation (the "Company") issued a press release disclosing, among other things, the Company's fourth quarter and year-end financial results for the reporting periods ended December 31, 2001. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K (this "Current Report").

          The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company's control, that could cause actual results to differ materially from those anticipated as of January 29, 2002. Factors that could cause such a variance include, but are not limited to, cyclical downturns affecting the markets for capital goods, substantial increases in interest rates that impact the cost of the Company's outstanding debt, the success of the Company's management in increasing sales and maintaining or improving the operating margins of its business, the availability of or material increases in the costs of select raw materials or parts, and actions taken by competitors. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including the exhibit hereto) are made only as of January 29, 2002, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances.


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
                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGAL-BELOIT CORPORATION



Date:  January 29, 2002                By: /s/ Kenneth F. Kaplan
                                          ------------------------------------
                                          Kenneth F. Kaplan
                                          Vice President, Chief Financial
                                            Officer and Secretary

                            REGAL-BELOIT CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 29, 2002


Exhibit
Number
------

(99)      Press Release of Regal-Beloit Corporation, dated January 29, 2002.



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